2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations

contain forward

-

looking statements. Company management cautions readers

that the assumptions, which form the basis for the forward

-

looking statements, include many

factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;

changes in price and demand for natural gas

and related products; impact of changes in state and

federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company,

including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonreg

ulated businesses, and unknown issues such as the stability of certificated marketers;

impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'

customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;

impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations,

financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-

sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Capacity Planning and
Market Area Realignment

Dana Grams
Senior Vice President, Business Development (Pivotal)
Suzanne Sitherwood
Vice President, Gas Operations and Capacity Planning

Workshop Topics

Obligation to Deliver

Capacity Planning Activities

Trends – Customers and Contracts

Market Opportunities

The Obligation to Deliver

Improve the service as defined by reliability and character

Improve the utilization of the company’s assets, owned and
contracted for

Meet “obligation to serve” regulatory requirements

Find ways to reduce the overall cost of delivery for residential and small business customers

Base-rates

Riders

Pipeline transportation

Production and market area storage

Supply

Annual Cost for an Average
Residential Customer

Marketer Customer Service

Commodity

Transportation (FT) and Storage

Riders

Firm Delivery (FD)

$265

$474

$151

$0

$400

$528

$126

$0

$214

$595

$79

$103

$37

AGLC

CGC

VNG

Assumptions for calculating costs:

1.29 DDDC Factor

Annual Residential Consumption of 880 therms

Capacity
Planning

Rate Case

$1028

$890

$1054

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2001
2002
2003
Total Base
Total Pipeline

5

AGL Resources

Base Rates vs. Pipeline Rates

Assumptions:

Aggregate of all three utilities

Based on average number of residential customers

Does not include riders

In Millions

$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
AGLC
CGC
VNG

6

Cost per Dth of Annual Demand Charges

70
65
60
55
50
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001

10
9
8
7
6
5
4
3
2
1
0
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001

7

AGL Resources

U.S. Residential &
Commercial Gas
Customers
(in millions)

INCREASING!

Source: Energy Information Administration

BASICALLY FLAT!

U.S. Residential &
Commercial
Gas Load (Bcf)

AGLC Firm Customer Annual Load Factor
16.8%
16.6%
16.4%
16.2%
16.0%
15.8%
15.6%
15.4%
15.2%
15.0%
14.8%
14.6%
16.6%
16.3%
15.9%
15.6%
15.3%
2000
2001
2002
2003
2004

8

AGL Resources

AGLC’s Utilization Declines

Source: AGLC Capacity Supply Plan; 2001-2003

Capacity Utilization of Southeast Pipelines

25,000
20,000
15,000
10,000
5,000
-
1990
2000
Capacity (MMcfd)
Average Throughput (MMcfd)

9

AGL Resources

Southeast Region’s Load Factor Declines

74% L.F.

65% L.F.

Source: Energy Information Administration

Atlanta Gas Light Company Firm Design Day Usage
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2000
2001
2002
2003
2004
Design Day Sendout Forecast (Mdt)
Average Normalized Firm Demand Throughput (MDt)

10

AGL Resources

AGLC’s Firm Customer Throughput Flat

Source: AGLC Capacity Supply Plan; 2001-2003

Number of Contracts Expiring
Total MDQ & MDWQ
TOTAL DAILY MAX DELIVERIES (DTH/D)
NUMBER OF CONTRACTS EXPIRING
YEAR IN WHICH CONTRACT EXPIRES
1200000
1000000
800000
600000
400000
200000
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
6
294499
11
790417
10
530870
4
125666
2
11187
1
4658
2
172526
0
3
35556

11

AGL Resources

Capacity Expirations

TOTAL DAILY MAX DELIVERIES (DTH/DAY)
800000
700000
600000
500000
400000
300000
200000
100000
0
2004
2005
2006
YEAR IN WHICH CONTRACT EXPIRES
FTNN
FT

12

AGL Resources

Capacity Expirations

$250
$200
$150
$100
$50
$-
AGLC
CGC
VNG
Total

13

AGL Resources

Annual Total Demand Costs by Utility

In Millions

Load Duration Curves
All Assets Are Not Created Equal

1

Days – Coldest Heat Sensitive to Non Heat Sensitive

365

365 Day Services

Durational Services

Peaking Services

Sample Load Duration Curve and Supply
Stack of “Assets” to meet Demand

0

10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

90,000

100,000

110,000

120,000

130,000

140,000

150,000

1

11

21

31

41

51

61

71

81

91

101

111

121

131

141

151

Remaining Winter Days

Pipe 1 FT

Pipe 2 FT

LNG

60 day storage

Pipe 1

120 day

Pipe 3

Pipe 2

MLV-8
Doswell
Hanover
Goochland
Henrico
Richmond
Powhatan
Chesterfield
Amelia
Prince George
Petersburg
Compressor
Station
Sussex
Southampton
Surry
Isle of Wight
Suffolk
Chesapeake
Portsmouth
Norfolk
LNG
Virginia
Beach
1,2,3
Hampton
Newport
News
York
James
City
Charles City
New Kent
King
William
King and
Queen
Essex
Richmond
Northumberland
Lancaster
Middlesex
Gloucester
Mathews
CHESAPEAKE
BAY
Accomac
Northampton
LEGEND
VNG Franchise Area
VNG Gate Stations
Propane Plants
VNG Transmission Pipeline
VNG Distribution Pipeline
Columbia Gas Pipeline
Reinforcement Projects
LNG Plant
Commonwealth Gate

16

AGL Resources

Virginia Natural Gas Service Territory

300,000
290,000
280,000
270,000
260,000
250,000
240,000
230,000
220,000
(Dth)
2003-04
2004-05
2005-06
2006-07
2007-08
Design Day
Design Day w/ 5% Reserve
Capacity

17

VNG South System
Design Day and Capacity

Gap

(8,400)

(16,000)

(23,500)

(31,000)

8,000-8,500 customers added per year

Temporary LNG contract for 14k dth continues thru 07-08

Marketing

Customer

Additions

Sequent

Commercial

Acumen

Engineering

Design

Intrastate Facility

Development

Business

Development

Interstate

Asset

Contracts

CGC

Capacity

Supply Plan

VNG 5 Year

Forecast for

VSCC

AGLC 3 Year

Capacity

Supply Plan

Shift from Operational Planning to Value Planning

Capacity Planning Cycle

REGIONAL ASSET
PORTFOLIO

Capacity

Planning

Business

Development

New Projects

Demand Requirements

Contract Management

Capacity Portfolio Management

Gas Operations

Forecasting daily demand

Creating a daily set up

Controlling system pressure

Ensuring system integrity

Daily closeout reporting

Operating backoffice

Sequent Energy Mgmt

Asset Optimization

Creating a daily set up

Performing physical /financial
trades

Purchasing gas supply

Injecting into storage

Providing commercial

acumen and guidance

Asset
Management

Short-term Cycle

Ongoing

Asset Portfolio

Synergies gained through
specified interaction during the
gas day

Capacity Planning

AGL
4" HP and greater
4
6
8
10
12
14
16
18
20
22
24
26
30
36
Southeastern Interstate Pipelines
Columbia Gas Co
East Tennessee Natural Gas Co
Florida Gas Transmission Co
South Georgia Natural Gas Co
Southern Natural Gas Co
Tennessee Gas Pipeline Co
Texas Eastern Transmission Corp
Transcontinental Gas Pipeline Corp
Southeastern LNG Facilities
AGL Resources
Non - AGL Resources
AGL/VNG Propane Storage
Storage sites
CONTAINS LEGALLY PRIVILEGED AND CONFIDENTIAL INFORMATION

20

AGL Resources

Present State of Markets

East Tennessee
Transco
Southern Natural
South Georgia

21

AGL Resources

Present State
of Georgia
Pipelines

LNG Plant or Terminal

Southern Natural Gas

Transcontinental Natural Gas

East Tennessee Natural Gas

South Georgia Natural Gas

Elba Island LNG
Terminal

Compressor Station

Jacksonville

AGL Resources
CHATTANOOGA
CHEROKEE
RIVERDALE
MACON
VALDOSTA
Propane - Air plant
Use Pipeline
Interstate Pipeline
Transmission Co
Columbia Gas Co
East Tennessee Natural Gas Co
Florida Gas Transmission Co
Southern Natural Gas Co
Co (SGNG)
Tennessee Gas Pipe
Texas Eastern Trans
Transcontinental Ga
Cove Point
Dominion Resources
AGLC Service Territory
VNG Service Territory
CGC Service Territory

22

AGL Resources

AGL Marketplace: A Region of
Opportunities

VNG Propane Peaking

East Tennessee Pipeline

Joint Use Pipeline

OPPORTUNITY

Virginia Market
Place

Elba Island LNG

Jacksonvill
e

Transco Pipeline

SONAT Pipeline

Appalachian Production

Macon LNG

Georgia Market Place

Cove Point LNG